MML SERIES INVESTMENT FUND II

Supplement dated May 27, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the MML Small Cap Equity Fund found in the section titled Principal Investment Strategies and Risks:

The Fund mainly invests in common stocks of small-capitalization (“small-cap”) U.S. companies based on fundamental analysis and quantitative models that the Fund’s Sub-Adviser, OFI, believes have favorable business trends or prospects. Normally, the Fund invests at least 80% of it net assets, including any borrowings for investment purposes, in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of February 28, 2009, between $3.22 million and $3.69 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease or as the companies included in an index change. OFI will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

OFI uses fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI may also consider an industry’s outlook, market trends and general economic conditions.

•

quantitative models to rank securities within each sector to identify potential buy and sell candidates. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

•	the stock price is approaching its target
•	the company’s competitive position deteriorates
•	poor execution by the company’s management, or
•	more attractive alternative investment ideas have been identified.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Portfolio Turnover Risk, Master Limited Partnerships Risk and Exchange-Traded Funds Risk.

These Risks are described beginning on page 18.

The following information supplements information found in the section titled Summary of Principal Risks:

Master Limited Partnerships Risk. Some Funds may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. A Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after a Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds Risk. Some Funds can invest in exchange-traded funds (“ETFs”), which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Fund might do so as a way of gaining exposure to securities represented by the ETF’s portfolio at times when a Fund may not be able to buy those securities directly. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. At the same time, a Fund would bear its own management fees and expenses. A Fund does not intend to invest in other ETFs unless the Adviser or Sub-Adviser believes that the potential benefits of the investment justify the expenses. A Funds’ investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

The following information supplements information for the MML Small Cap Equity Fund found in the section titled Principal Risks by Fund:

Convertible Securities Risk, Master Limited Partnerships Risk and Exchange-Traded Funds Risk

The following information replaces similar information for OppenheimerFunds, Inc. (“OFI”) found in the section titled About the Investment Adviser and Sub-Advisers relating to the MML Small Cap Equity Fund:

The information for Marc R. Reinganum and Mark Zavanelli is hereby deleted.

Matthew P. Ziehl

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Ziehl has been a Vice President and portfolio manager of OFI since May 2009. Prior to joining OFI, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. From January 2001 to December 2001, he was a team leader and co-portfolio manager, from August 1999 to December 2000 co-portfolio manager, and from May 1998 to August 1999 a small-cap analyst with Salomon Brothers Asset Management, Inc. for small growth portfolios.

Raman Vardharaj

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Vardharaj, a Chartered Financial Analyst, has been a Vice President and portfolio manager of OFI since May 2009. Prior to joining OFI, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-09-01

MML SERIES INVESTMENT FUND II

Supplement dated May 27, 2009 to the

Statement of Additional Information dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective immediately, the following information replaces similar information for OppenheimerFunds, Inc. (“OFI”) on page B-100 in the section titled Appendix C—Additional Portfolio Manager Information:

The information for Marc R. Reinganum and Mark Zavenelli is hereby deleted.

“Other Accounts Managed” as of 05-19-09

MML Small Cap Equity Fund

	Number Of Accounts	Total Assets(M)
Manager
Matthew P. Ziehl
registered investment companies:	8	$5,033
other pooled investment vehicles	0	$0
other accounts*:	1	$144

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

	Number Of Accounts	Total Assets(M)
Manager
Raman Vardharaj
registered investment companies:	8	$5,033
other pooled investment vehicles	0	$0
other accounts*:	1	$144

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-09-01